SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2008

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5205 N. O’Connor Blvd Suite 200 Irving, Texas (Address of principal executive offices)	75039 (Zip code)
Registrant’s telephone number, including area code: (972) 444-9001
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIONEER NATURAL RESOURCES COMPANY

Page
Item 8.01. Other Events	3

Item 9.01. Financial Statements and Exhibits

(d) Exhibits	4

Signature	5

Exhibit Index
Form of Severance Agreement
Form of Change in Control Agreement
Form of Indemnification Agreement
First Amendment to Amended and Restated Credit Agreement
Consent of Ernst & Young LLP
Consent of Netherland, Sewell & Associates, Inc.
Selected Financial Data
Management's Discussion
Report of Independent Registered Public Accounting Firm

Item 8.01. Other Events.
     Pioneer Natural Resources Company is filing this Current Report on Form 8-K for the purpose of, among other things, incorporating the contents of this report including the exhibits in a registration statement that we intend to file with the Securities and Exchange Commission on the date hereof. All references to “we,” “us,” “our” or “Company” in this report mean Pioneer Natural Resources Company and its consolidated subsidiaries, unless we indicate otherwise.
Financial Data Reflecting Discontinued Operations
     We are filing as exhibits to this report our (a) selected consolidated financial data as of and for each of the five years ended December 31, 2006, (b) management’s discussion and analysis of financial condition and results of operations as of and for each of the three years ended December 31, 2006 and (c) consolidated balance sheets as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholders’ equity, cash flows and comprehensive income for each of the three years in the period ended December 31, 2006, and related notes including “Subsequent Events (Unaudited)”, all of which reflect the reclassification of the results of operations from our Canadian assets as discontinued operations, rather than as a component of continuing operations.
Agreements with Recently Named Executive Officers
     On November 2, 2007, we designated Mr. Jay P. Still, our Executive Vice President, Domestic Operations, and Mr. David McManus, our Executive Vice President, International Operations, as executive officers of the Company. In connection with their service, we are parties with them to severance agreements, change in control agreements and indemnification agreements, the forms of which are filed as exhibits to this report and incorporated by reference.
Amendment to Credit Facility
     In November 2007, we entered into an amendment to our Amended and Restated 5-Year Revolving Credit Agreement. The Credit Agreement contains certain financial covenants, one of which requires us to maintain a ratio of the net present value of projected future cash flows from our proved reserves to total debt of at least 1.75 to 1.0 until we achieve an investment grade rating by Moody’s Investors Service, Inc. or Standard & Poors Ratings Group, Inc. Pursuant to the amendment, we are required to deliver certain reserve information quarterly, rather than annually, and the determination of compliance with this covenant will be made by reference to the most recently delivered reserve information. We have filed a copy of the amendment as an exhibit to this report and this description of the amendment is qualified in its entirety by reference to the exhibit, which we incorporate by reference.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
     The information in this report contains forward-looking statements that involve risks and uncertainties. When used in this document, the words “believes,” “plans,” “expects,” “anticipates,” “intends,” “continue,” “may,” “will,” “could,” “should,” “future,” “potential,” “estimate,” or the negative of such terms and similar expressions as they relate to us are intended to identify forward-looking statements. Forward-looking statements and our business prospects are subject to a number of risks and uncertainties that may cause our actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, third party approvals, international operations and associated international political and economic instability, litigation, the costs and results of drilling and operations, availability of drilling equipment, our ability to replace reserves, implement our business plans (including our plan to repurchase stock and our plan to form Pioneer Southwest Energy Partners L.P. and offer securities representing interests therein) or complete our development projects as scheduled, access to and cost of capital, the assumptions underlying production forecasts, uncertainties about estimates of reserves, quality of technical data, environmental and weather risks, and acts of war or terrorism. These and other risks are described in our 10-K and 10-Q Reports and other filings with the Securities and Exchange Commission. We undertake no duty to publicly update these statements except as required by law.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Form of Severance Agreement dated December 12, 2007, between the Company and each of Jay P. Still and David McManus.

10.2	Form of Change in Control Agreement dated September 10, 2005, between the Company and each of Jay P. Still and David McManus.

10.3	Form of Indemnification Agreement dated November 15, 2006, between the Company and each of Jay P. Still and David McManus.

10.4	First Amendment to Amended and Restated Credit Agreement dated as of November 20, 2007 among the Company, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and certain other lenders.

23.1	Consent of Ernst & Young LLP.

23.2	Consent of Netherland, Sewell & Associates, Inc.

99.1	Selected Financial Data as of and for each of the five years ended December 31, 2006.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for each of the three years ended December 31, 2006.

99.3	Report of Independent Registered Public Accounting Firm and consolidated balance sheets as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholders’ equity, cash flows and comprehensive income for each of the three years in the period ended December 31, 2006, and related notes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY
By:	/s/ Darin G. Holderness
Darin G. Holderness
Vice President and Chief Accounting Officer

     Dated: January 14, 2008

PIONEER NATURAL RESOURCES COMPANY
EXHIBIT INDEX

Exhibit No.	Description

10.1(a)	Form of Severance Agreement dated December 12, 2007, between the Company and each of Jay P. Still and David McManus.

10.2(a)	Form of Change in Control Agreement dated September 10, 2005, between the Company and each of Jay P. Still and David McManus.

10.3(a)	Form of Indemnification Agreement dated November 15, 2006, between the Company and each of Jay P. Still and David McManus.

10.4(a)	First Amendment to Amended and Restated Credit Agreement dated as of November 20, 2007 among the Company, as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, and certain other lenders.

23.1(a)	Consent of Ernst & Young LLP.

23.2(a)	Consent of Netherland, Sewell & Associates, Inc.

99.1(a)	Selected Financial Data as of and for each of the five years ended December 31, 2006.

99.2(a)	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for each of the three years ended December 31, 2006.

99.3(a)	Report of Independent Registered Public Accounting Firm and consolidated balance sheets as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholders’ equity, cash flows and comprehensive income for each of the three years in the period ended December 31, 2006, and related notes.

(a)	Filed herewith.